UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Principal Accounting Officer

On June 15, 2012, our Board of Directors appointed our Vice President, Finance and Chief Financial Officer and principal financial officer, Robert E. Hoffman, as also our principal accounting officer, effective immediately. Also effective as of June 15, 2012, our Senior Director, Accounting and Controller, Jennifer K. Bielasz, will no longer serve as our principal accounting officer.

Mr. Hoffman, 46, has served as our Vice President, Finance and Chief Financial Officer since August 2011 and previously from December 2005 to March 2011. Mr. Hoffman served as our Vice President, Finance and Chief Accounting Officer from June 2004 to December 2005, as our Vice President, Finance from April 2000 to June 2004, and as our Controller from August 1997 to April 2000. From March 2011 to August 2011, Mr. Hoffman served as Chief Financial Officer for Polaris Group, a biopharmaceutical drug company. Mr. Hoffman serves as a member of the Financial Accounting Standards Board’s Small Business Advisory Committee and the steering committee of the Association of Bioscience Financial Officers. Mr. Hoffman is also a member and a former director and President of the San Diego Chapter of Financial Executives International. Mr. Hoffman holds a B.B.A. from St. Bonaventure University, and is licensed as a C.P.A. (inactive) in the State of California.

2012 Long-Term Incentive Plan and 2009 Employee Stock Purchase Plan, as Amended

On June 15, 2012, we held our 2012 Annual Meeting of Stockholders. At the annual meeting, along with other items discussed in Item 5.07 below, our stockholders approved (i) our 2012 Long-Term Incentive Plan, or 2012 LTIP, and (ii) our 2009 Employee Stock Purchase Plan, as amended, or 2009 ESPP.

2012 LTIP

The 2012 LTIP provides for the grant of a total of 18.0 million shares of Arena common stock (or “common stock”), as (i) decreased for grants made under the Prior Plans (as defined below) between December 31, 2011, and the approval of the 2012 LTIP and (ii) increased by the number of shares subject to any stock awards under the Prior Plans that, between December 31, 2011, and the approval of the 2012 LTIP, are forfeited, expire or settled for cash and as otherwise provided in the 2012 LTIP. As of the stockholder approval of the 2012 LTIP, there were 15,384,713 shares available for issuance thereunder. The shares may be granted as incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards.

When we adopted our 2009 Long-Term Incentive Plan (the “2009 LTIP”) in June 2009, our 2006 Long-Term Incentive Plan, as amended, our Amended and Restated 1998 Equity Compensation Plan, Amended and Restated 2000 Equity Compensation Plan, and 2002 Equity Compensation Plan were terminated (together with the 2009 LTIP, the “Prior Plans”). Upon stockholder approval of the 2012 LTIP, the 2009 LTIP was also terminated. However, notwithstanding such termination of the Prior Plans, all outstanding awards under the Prior Plans will continue to be governed under the terms of the Prior Plans. The number of shares of common stock authorized for issuance under the 2012 LTIP may be increased by the number of shares subject to any stock awards under the Prior Plans that are forfeited, expire or otherwise terminate without the issuance of such shares and would otherwise be returned to the share reserve under the Prior Plans but for their termination and as otherwise provided in the 2012 LTIP.

Some key features of the 2012 LTIP are summarized below.

Shares Available for Awards. There were 15,384,713 shares available for awards under the 2012 LTIP when it was approved by our stockholders. Stock options and stock appreciation rights granted under the 2012 LTIP reduce the available number of shares by 1 share for every share issued while awards other than stock options and stock appreciation rights granted under the 2012 LTIP reduce the available number of shares by 1.2 shares for every share issued. In addition, shares that are released from awards granted under the Prior Plans or the 2012 LTIP because the awards expire, are forfeited or are settled for cash will increase the number of shares available under the 2012 LTIP by 1 share for each share released from a stock option or stock appreciation right and by 1.2 shares for each share released from a restricted stock award or restricted stock unit award. In the event that withholding tax liabilities arising from an award other than a stock option or stock appreciation right, or an award other than an option or stock appreciation right under the Prior Plans, are satisfied by the tendering of common stock (either actually or by attestation) or by our withholding of common stock, then the common stock so tendered or withheld shall again be available for awards under the 2012 LTIP. The following shares will not become available for issuance: (i) shares tendered or withheld in payment of the purchase price of an option, or to satisfy any tax withholding obligation with respect to an option or stock appreciation right, (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof, and (iii) shares reacquired on the open market or otherwise using cash proceeds from the exercise of options or options granted under the Prior Plans. Shares issued under awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we or any subsidiary combines, will not reduce the shares authorized for issuance under the 2012 LTIP.

Eligibility; Awards to be Granted to Certain Individuals and Groups. Awards may be granted under the 2012 LTIP to any employee, non-employee member of our Board of Directors, consultant or advisor who provides us service, except for incentive stock options, which may be granted only to our employees or employees of our subsidiaries.

Certain Limits on Shares Subject to Awards. The 2012 LTIP provides that, subject to adjustment as provided in the plan, no participant may be granted (i) options or stock appreciation rights during any 12-month period with respect to more than 3 million shares of common stock or (ii) more than 1,000,000 shares of common stock for each 12 months in the vesting period or performance period with respect to restricted stock, performance awards and/or restricted stock unit awards that are denominated in shares of common stock and are intended to comply with the performance-based exception under Internal Revenue Code (the “Code”) Section 162(m). Shares subject to a cancelled award continue to count against the applicable limit. In addition, the maximum dollar value that may be granted to any participant for each 12 months in a performance period with respect to performance-based awards that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in cash is $5,000,000. The dollar value of a cancelled award will continue to count against the $5,000,000 limit.

Administration. The 2012 LTIP will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee has the authority to select the participants who will receive awards under the 2012 LTIP, to determine the type and terms of the awards, and to interpret and administer the 2012 LTIP. The Compensation Committee may delegate the right to make grants and otherwise take action on the Compensation Committee’s behalf under the 2012 LTIP to a committee of one or more directors and, to the extent permitted by law and NASDAQ Stock Market rules and regulation, to an executive officer or a committee of executive officers the right to grant awards to employees who are not our executive officers.

Exercise and Grant Price; No Repricing. Neither the exercise price of an option nor the grant price of a stock appreciation right may be less than 100% of the fair market value of the common stock on the date such option is granted, except in specified situations. The 2012 LTIP prohibits option and stock appreciation right repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below) unless stockholder approval is obtained.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments shall be made, in the discretion of the Compensation Committee, in the number and class of shares of stock subject to the 2012 LTIP, the number and class of shares of awards outstanding under the 2012 LTIP, the limits on the number of awards that any person may receive and the exercise price of any outstanding option or stock appreciation right.

Change in Control. The Compensation Committee may, in its discretion, determine that, upon our “change in control” (as defined in the 2012 LTIP or otherwise defined in the agreement evidencing an award), options and stock appreciation rights outstanding as of the date of the change in control shall be cancelled and terminated without payment therefor if the fair market value of one share of our common stock as of the date of the change in control is less than the per share option exercise price or stock appreciation right grant price.

To the extent provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award or restricted stock unit award (or in which we are the ultimate parent corporation and continue the award), if a participant’s employment with such successor company (or us) or a subsidiary thereof terminates within the period following such change in control set forth in the award agreement (or prior if applicable) under the circumstances set forth in the award agreement, each award held by such participant at the time of such termination of employment will be fully vested, and options and stock appreciation rights may be exercised during the period following such termination set forth in the award agreement. If the successor company does not assume or substitute for such outstanding awards held by participants at the time of the change in control, then unless otherwise provided in the award agreement, the awards will become fully vested immediately prior to the change in control and will terminate immediately after the change in control.

The Compensation Committee, in its discretion, may also determine that, upon the occurrence of a change in control, each option and stock appreciation right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess, if any, of the fair market value of such share immediately prior to the occurrence of such change in control over the exercise price per share of such option and/or stock appreciation right.

Amendment and Termination of the 2012 LTIP. Our Board of Directors may alter, amend, suspend or terminate the 2012 LTIP, from time to time as it deems advisable, subject to any requirement of applicable law or the rules and regulations of the NASDAQ Stock Market for stockholder approval. However, our Board of Directors may not amend the 2012 LTIP without stockholder approval to increase the number of shares available for awards under the 2012 LTIP, expand the types of awards available under the 2012 LTIP, materially expand the class of persons eligible to participate in the 2012 LTIP, permit the grant of options or stock appreciation rights with an exercise or grant price of less than 100% of fair market value on the date of grant (except for substitute awards granted in connection with an acquisition), increase the maximum term of the plan or of any options and stock appreciation rights, increase the limits on shares subject to awards or the dollar value payable with respect to performance awards, or take any action with respect to an option or stock appreciation right that may be treated as a repricing under the NASDAQ Stock Market rules. No such action by our Board of Directors may alter or impair any award previously granted under the 2012 LTIP without the written consent of the participant. The 2012 LTIP will expire on the 10th anniversary of its effective date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Attached hereto as Exhibits 10.3 to 10.6 are forms of grant under the 2012 LTIP.

2009 ESPP

Our 2009 Employee Stock Purchase Plan became effective as of our 2009 Annual Meeting of Stockholders. The amendments included in the 2009 ESPP approved at our 2012 Annual Meeting of Stockholders (i) increased the shares of our common stock authorized and available for future issuance under the plan to a total of 1.5 million as of our 2012 Annual Meeting of Stockholders, (ii) modified the plan’s automatic transfer to a lower price offering period to be based on the enrollment date of a new Offering Period (as defined below) instead of the exercise date of the immediately preceding offering period, (iii) eliminated references to our 2001 Employee Stock Purchase Plan, as amended, and (iv) changed the termination date of the plan from June 25, 2019, to when our Board of Directors determines to terminate the plan.

Some key features of the 2009 ESPP are summarized below.

Eligibility. Each of our employees (including officers) whose customary employment with us is at least 20 hours per week is eligible to participate in an Offering Period; provided, however, that no employee shall be granted an option under the 2009 ESPP (i) to the extent that, immediately after the grant, such employee would own capital stock and/or hold outstanding options to purchase such stock representing five percent or more of the voting power or value of our stock, or (ii) to the extent that his or her rights to purchase stock under all of our employee stock purchase plans accrue at an amount which exceeds $25,000 worth of common stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Eligible employees become participants in the 2009 ESPP by filing with us an authorization form authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the authorization form has been set by our Board of Directors.

Participation in an Offering. The 2009 ESPP is implemented by consecutive, overlapping offering periods lasting for 24 months (an “Offering Period”), with a new Offering Period commencing on the first trading day on or after January 1, April 1, July 1 and October 1 of each year. A new Offering Period for employees of our wholly owned subsidiary, Arena Pharmaceuticals GmbH, commences on the first trading day on or after March 10, June 10, September 10 and December 10 of each year. Common stock may be purchased under the 2009 ESPP every three months (a “Purchase Period”), unless the participant withdraws or terminates employment earlier. To the extent the fair market value of our common stock on the enrollment date of a new Offering Period is lower than the fair market value of our common stock on the enrollment date of the immediately preceding Offering Period, then all participants in the immediately preceding Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on the exercise date immediately preceding the new Offering Period and automatically re-enrolled in the new Offering Period as of the first day thereof. To participate in the 2009 ESPP, each eligible employee must authorize payroll deductions pursuant to the 2009 ESPP. Such payroll deductions may not exceed 15% of a participant’s compensation.

Once an employee becomes a participant in the 2009 ESPP, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the 2009 ESPP or the employee’s employment with us terminates. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of our common stock. The option expires at the end of the Offering Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. The number of shares subject to the option may not exceed 625 shares of our common stock in each Purchase Period.

Administration. The 2009 ESPP may be administered by our Board of Directors, the Compensation Committee or another committee appointed by the Board. All questions of interpretation or application of the 2009 ESPP are determined by our Board of Directors or its appointed committee. Our Board of Directors or its appointed committee may, without regard to whether participant rights may be considered to have been adversely effected, change the duration of the Purchase Periods or the length or date of commencement of an Offering Period, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than US dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of our common stock for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as our Board of Directors or its appointed committee determines in its sole discretion advisable which are consistent with the 2009 ESPP.

Purchase Price; Shares Purchased. Shares of our common stock may be purchased under the 2009 ESPP at a price not less than 85% of the lesser of the fair market value of our common stock on the (i) the first trading day of each Offering Period or (ii) the last trading day of each Purchase Period (the “Purchase Price”). The number of shares of our common stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that Purchase Period by the Purchase Price.

Adjustment upon Change in Capitalization. In the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination, reclassification or other change in our capital structure affected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 2009 ESPP, the number of shares of stock subject to options outstanding under the 2009 ESPP and the exercise price of any such outstanding options, and the maximum number of shares that each participant may purchase during each Purchase Period. Any such adjustment shall be made by our Board of Directors or its appointed committee.

Dissolution or Liquidation. In the event of a proposed dissolution or liquidation, the Offering Period then in progress will be shortened and a new exercise date will be set.

Merger or Asset Sale. In the event we merge with or into another corporation or a sale of all or substantially all of our assets, each outstanding option may be assumed or substituted by the successor corporation. If the successor corporation refuses to assume or substitute the outstanding options, any Offering Periods then in progress will be shortened and a new exercise date will be set.

Amendment and Termination of the Plan. Our Board of Directors may at any time terminate or amend the 2009 ESPP. An Offering Period may be terminated by our Board of Directors at the end of any Purchase Period if the Board determines that termination of the Offering Period or the 2009 ESPP is in the best interests of the company and our stockholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders’ meeting, if such amendment would require stockholder approval to comply with Section 423 of the Code, stock exchange rules or other applicable law. Unless terminated earlier, the 2009 ESPP will terminate when terminated by our Board of Directors.

The foregoing summaries of the 2012 LTIP and 2009 ESPP are qualified in their entirety by reference to the complete text of such plans, which are incorporated by this reference to Exhibits 99.1 and 99.2, respectively, of our Form S-8 filed with the Securities and Exchange Commission on June 20, 2012.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2012, we held our 2012 Annual Meeting of Stockholders. At the annual meeting, our stockholders (i) elected each of the director nominees named below to our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal; (ii) approved, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement for the annual meeting; (iii) approved our 2012 Long-Term Incentive Plan; (iv) approved our 2009 Employee Stock Purchase Plan, as amended; (v) approved an amendment to our Fifth Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares from 250.0 million to 375.0 million and the number of authorized shares of common stock from 242.5 million to 367.5 million; and (vi) ratified the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2012. The tables below set forth the results of the vote of our stockholders for the annual meeting.

Proposal 1: The election of directors

Director Nominee	For	Withheld	Broker Non-Votes
Jack Lief	37,072,837	1,314,646	97,076,532
Dominic P. Behan, Ph.D.	37,242,990	1,144,493	97,076,532
Donald D. Belcher	36,613,268	1,774,215	97,076,532
Scott H. Bice	36,632,471	1,755,012	97,076,532
Harry F. Hixson, Jr., Ph.D.	37,207,427	1,180,056	97,076,532
Tina S. Nova, Ph.D.	36,377,303	2,010,180	97,076,532
Phillip M. Schneider	37,227,609	1,159,874	97,076,532
Christine A. White, M.D.	36,980,806	1,406,677	97,076,532
Randall E. Woods	36,338,399	2,049,084	97,076,532

Proposal 2: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement for the annual meeting

Votes for approval	33,591,884
Votes against approval	3,789,876
Abstentions	1,005,723
Broker non-votes	97,076,532

Proposal 3: The approval of the Arena Pharmaceuticals, Inc., 2012 Long-Term Incentive Plan

Votes for approval	33,352,158
Votes against approval	4,449,748
Abstentions	585,577
Broker non-votes	97,076,532

Proposal 4: The approval of the Arena Pharmaceuticals, Inc., 2009 Employee Stock Purchase Plan, as amended

Votes for approval	33,448,969
Votes against approval	4,368,597
Abstentions	569,917
Broker non-votes	97,076,532

Proposal 5: The approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares from 250.0 million to 375.0 million and the number of authorized shares of common stock from 242.5 million to 367.5 million

Votes for approval	101,686,362
Votes against approval	32,566,797
Abstentions	1,210,856
Broker non-votes	0

Proposal 6: Ratification of the Appointment of KPMG LLP

Votes for approval	130,715,077
Votes against approval	3,078,450
Abstentions	1,670,488
Broker non-votes	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Arena’s 2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to Arena’s registration statement on Form S-8 filed with the Securities and Exchange Commission on June 20, 2012, Commission File No. 333-182238)

10.2	Arena’s 2009 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 99.2 to Arena’s registration statement on Form S-8 filed with the Securities and Exchange Commission on June 20, 2012, Commission File No. 333-182238)

10.3	Form of Incentive Stock Option Grant Agreement for Employees under the Arena 2012 Long-Term Incentive Plan

10.4	Form of Stock Option Grant Agreement for Employees or Consultants under the Arena 2012 Long-Term Incentive Plan

10.5	Form of Stock Option Grant Agreement for Non-Employee Directors under the Arena 2012 Long-Term Incentive Plan

10.6	Form of Restricted Stock Grant Agreement under the Arena 2012 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2012	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Arena’s 2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to Arena’s registration statement on Form S-8 filed with the Securities and Exchange Commission on June 20, 2012, Commission File No. 333-182238)

10.2	Arena’s 2009 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 99.2 to Arena’s registration statement on Form S-8 filed with the Securities and Exchange Commission on June 20, 2012, Commission File No. 333-182238)

10.3	Form of Incentive Stock Option Grant Agreement for Employees under the Arena 2012 Long-Term Incentive Plan

10.4	Form of Stock Option Grant Agreement for Employees or Consultants under the Arena 2012 Long-Term Incentive Plan

10.5	Form of Stock Option Grant Agreement for Non-Employee Directors under the Arena 2012 Long-Term Incentive Plan

10.6	Form of Restricted Stock Grant Agreement under the Arena 2012 Long-Term Incentive Plan